LORD ABBETT INVESTMENT TRUST

Lord Abbett Inflation Focused Fund

Supplement dated October 21, 2021 to the

Summary Prospectus dated April 1, 2021

Effective immediately, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 15 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Kewjin Yuoh, Partner and Portfolio Manager	2011
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2011
Andrew H. O’Brien, Partner and Portfolio Manager	2011
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Leah G. Traub, Partner and Portfolio Manager	2021

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